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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT - FEBRUARY 26, 1997
                       (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                          COMMISSION FILE NO. 0-18886


DELAWARE                                                             94-303-6864
(STATE OF INCORPORATION)                                        (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR, SAN FRANCISCO, CALIFORNIA                  94111
(ADDRESS OF PRINCIPAL                                                 (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795
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                                    FORM 8-K

                               HS RESOURCES, INC.

                               February 26, 1997


ITEM 5.  OTHER EVENTS.

         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, HS Resources, Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements made by, or on behalf of, the Company.

ITEM 7(C).  EXHIBITS FILED.

Exhibit Number   Description
--------------   -----------
99.01            Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the
                 Private Securities Litigation Reform Act of 1995.





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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 HS RESOURCES, INC.



                                                 By: /s/ JAMES M. PICCONE
                                                    ---------------------------
                                                    James M. Piccone
                                                    Vice President


Dated:  February 26, 1997.





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